UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2017

GLOBAL SMART CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-201288	37-1765902
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1810 E. Sahara Avenue, Suite 219 Las Vegas, NV 89104 (Address of principal executive offices) (zip code)

(702) 997-2502 (Registrant’s telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 2, 2017, we filed, with the Nevada Secretary of State, Amended and Restated Articles of Incorporation (the “Amended Articles”). The Amended Articles change the name of the Company from “Todex Corp.” to “Global Smart Capital Corp.” No other changes were made in the Amended Articles.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits.

The following exhibit is being filed herewith:

Exhibit	Description

3.1	Amended and Restated Articles of Incorporation, dated February 2, 2017.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SMART CAPITAL CORP

Dated: February 8, 2017	By:	/s/ Dominic Chappell
Dominic Chappell
	Its:	President

3

EXHIBIT INDEX

Exhibit	Description

3.1	Amended and Restated Articles of Incorporation, dated February 2, 2017.

4